Exhibit 99.1
DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
January 6, 2009
RECENT COMMITMENTS — (See Body of Report For Contract Details/Date Changes and Other Information)

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Domestic Deepwater Semisubmersibles (8)
Ocean Quest	3,500’	GOM	Current Contract	Noble	two-year term + unpriced option	upper 350’s	mid June 2007	early Feb. 2009
		GOM/Brazil	Prep, mobe & acceptance test for ENI Brasil/OGX	ENI/OGX		0	early Feb. 2009	early May 2009
		Brazil	Future Contract	ENI Brasil	150 day assignment from Noble	mid 380’s	early May 2009	early Oct. 2009
		Brazil	Future Contract	OGX	two-year term + unpriced option	low 420’s	early Oct. 2009	early Oct. 2011
Ocean Star	5,500’	GOM	Current Contract	Anadarko	term extension	upper 410’s	early Nov. 2007	mid Jan 2009
		GOM	Future Contract (swap from old Victory/Voyager contract in low 300’s)	Newfield	one well	low 300’s	mid Jan. 2009	mid March 2009
		GOM	Future Contract (swap from Victory contract)	Newfield	one well extension	low 500’s	mid March 2009	early May 2009
Ocean America	5,500’	GOM	Current Contract	Mariner	term	mid 460’s	late Oct. 2008	mid July 2009
		GOM	Special Survey & Maintenance	DODI		0	mid Jan. 2009	late April 2009
		GOM	Future Contract	Mariner	1-year term; convertible to 6-month term (ending Jan. 2010) in low 550’s w/notice by 1-Feb. 09	low 530’s	mid July 2009	mid July 2010
Ocean Valiant	5,500’	GOM	Current Contract	Anadarko	one-year term extension	upper 420’s	mid Dec. 2008	late July 2009
		Mobe	Lump sum mobe	DODI			late July 2009	late Sept. 2009
		Angola	Future Contract	Total	two-year term + priced options	low 620’s	late Sept. 2009	late Sept. 2011
Ocean Victory	5,500’	GOM	Current Contract	Callon	Standby	low 500’s	mid Aug. 2008	Contract resolution pending
		GOM	Future Contract	ATP	one-year term, minimum	low 540’s	early March 2009	early March 2010
Ocean Baroness	7,000’	GOM	Current Contract	Hess	term extension +unpriced option	mid 360’s	late Nov. 2007	mid April 2010
Ocean Confidence	10,000’	GOM	Current Contract	Murphy	four-year term + unpriced option	low 500’s	late Feb. 2008	late March 2012
		GOM	Maintenance	DODI		0	mid Feb. 2009	late Feb. 2009
Ocean Endeavor	10,000’	GOM	Current Contract	Devon	four-year term + unpriced option	mid 290’s	early July 2007	late June 2011

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
January 6, 2009

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Domestic 2nd and 3rd Generation Semisubmersibles (2)
Ocean Ambassador	1,100’	GOM	Current Contract	Taylor	seven-month term	mid 280’s	late Dec. 2008	mid May 2009
		GOM/Brazil	Prep, mobe & acceptance test for OGX	OGX		0	mid May 2009	early Sept. 2009
		Brazil	Future Contract	OGX	three-year term + unpriced option	low 260’s	early Sept. 2009	early Sept. 2012
Ocean Saratoga	2,200’	GOM	Current Contract	Walter	five wells	mid 280’s	early Dec. 2008	mid April 2009
		GOM	Future Contract	Taylor	16-month term + unpriced option	mid 280’s	mid April 2009	mid July 2010
Domestic Jack-ups (7)
Ocean Crusader	200’ MC	GOM	Current Contract	Walter	two wells	mid 70’s	mid Oct. 2008	early Feb. 2009
Ocean Drake	200’ MC	GOM	Current Contract	Tarpon	one well	mid 60’s	late Oct. 2008	mid Jan. 2009
		GOM	Future Contract	Tarpon	two wells	mid 70’s	mid Jan. 2009	mid March 2009
Ocean Champion	250’ MS	GOM	Current Contract	Stone	six months + unpriced option	low 70’s	late Oct. 2008	late April 2009
Ocean Spartan	300’ IC	GOM	Future Contract	Samson	two-well extension, part 2	low 120’s	mid Dec. 2008	late Feb. 2009
Ocean Summit	300’ IC	GOM	Current Contract	Energy Partners	five-wells + unpriced option	low 100’s	mid Nov. 2008	early Jan. 2009
Ocean Titan	350’ IC	GOM	Current Contract	Apache	third of three wells	low 110’s	mid Nov. 2008	mid Jan. 2009
		GOM	Future Contract	Apache	four-month extension + unpriced option	low 130’s	mid Jan. 2009	mid March 2009
		GOM	Special Survey and Maintenance	DODI		0	mid March 2009	late April 2009
		GOM	Future Contract	Apache	resume four-month extension	low 130’s	late April 2009	late June 2009
Ocean Tower	350’ IC	GOM	Hurricane Ike Repairs	DODI			mid Oct. 2008	early Oct. 2009

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
January 6, 2009

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
International Semisubmersibles (19)
MEXICO
Ocean New Era	1,500’	GOM	Current Contract	PEMEX	2 1/2 year term	mid 260’s	late Oct. 2007	mid Feb. 2010
Ocean Voyager	3,000’	GOM	Current Contract	PEMEX	2 1/2 year term	mid 330’s	early Nov. 2007	late Feb. 2010
NORTH SEA/MEDITERRANEAN
Ocean Nomad	1,200’	North Sea	Current Contract	Talisman	resume two-year term extension	mid 330’s	late Oct. 2008	late Sept. 2010
Ocean Guardian	1,500’	North Sea	Current Contract	Oilexco	remainder two year term	low 350’s	early Sept. 2008	In Administration
		North Sea	Future Contract	Nippon	sublet from Oilexco	low 350’s	early April 2009	early June 2009
		North Sea	Future Contract	Oilexco	resume two-year term	low 350’s	early June 2009	early Sept. 2009
		North Sea	Future Contract	Oilexco	two-year term extension	mid 380’s	early Sept. 2009	early Sept. 2011
Ocean Princess	1,500’	North Sea	Current Contract	Talisman	resume two-year term extension	upper 330’s	late Dec. 2008	mid April 2010
Ocean Vanguard	1,500’	North Sea	Current Contract	Statoil	two-year term extension + unpriced option	mid 400’s	late April 2008	mid April 2010
Ocean Lexington	2,200’	Egypt	Current Contract	BP	36-month term	mid 260’s	late Nov. 2006	mid Aug. 2009
		Egypt/Brazil	Prep, mobe & acceptance test for OGX	OGX		0	mid Aug. 2009	late Jan. 2010
		Brazil	Future Contract	OGX	three-year term + unpriced option	mid 330’s	late Jan. 2010	late Jan. 2013

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
January 6, 2009

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
AUSTRALASIA
Ocean Bounty	1,500’	Australia	Current Contract	Woodside	continue one-year term	low 350’s	early Sept. 2008	late March 2009
		Australia	Future Contract	Woodside	60 days	mid 380’s	late March 2009	late May 2009
		Australia	Re-engine and upgrade	DODI		0	late May 2009	to be determined followed by two-year term
		Australia	Future Contract	Woodside	two-year term	mid 420’s	to be determined	to be determined
Ocean Patriot	1,500’	Australia	Current Contract	Apache	one-year term	upper 370’s	mid May 2008	mid Jan. 2009
		Australia	Future Contract	Apache	two-year term + unpriced option	between 380-420	mid Jan. 2009	mid Jan. 2011
Ocean Epoch	1,640’	Australia	Current Contract	Apache	one-year term	mid 350’s	early March 2008	early March 2009
		Australia	Future Contract	BHPB	550-day term + unpriced options	low 350’s	early March 2009	early Sept. 2010
Ocean General	2,400’	Vietnam	Current Contract	PVEP	Approx. two-year term + unpriced options	low 280’s	mid Oct. 2008	late Oct. 2010
Ocean Rover	7,000’	Malaysia	Current Contract	Murphy	balance previously declared option wells	high 240’s	mid Oct. 2008	late Jan. 2009
		Malaysia	Future Contract	Newfield	one well	low 450’s	late Jan. 2009	mid March 2009
		Malaysia	Future Contract	Murphy	two-year term extension	low 450’s	mid March 2009	mid March 2011

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
January 6, 2009

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
BRAZIL
Ocean Whittington	1,500’	Brazil	Contract interrupted to resume and complete contract upgrade work	DODI		0	mid Oct. 2008	early Jan. 2009 resume contract
		Brazil	Current Contract	Petrobras	resume five-year term plus potential 15% bonus	mid 220’s	early Jan. 2009	late Aug. 2012
Ocean Concord	2,200’	Brazil	Contract interrupted for survey and to complete contract upgrade work	DODI		0	early Jan. 2009	late Feb. 2009
		Brazil	Current Contract	Petrobras	resume five-year term plus potential 15% bonus	low 230’s	mid Jan. 2008	mid Jan. 2013
Ocean Yorktown	2,850’	Brazil	Current Contract	Petrobras	five-year term plus potential 15% bonus	mid 230’s	mid Aug. 2008	mid Aug. 2013
Ocean Yatzy	3,300’	Brazil	Current Contract	Petrobras	four-year term extension plus potential 17% bonus	mid 110’s	early Oct. 2005	early Oct. 2009
		Brazil	Contract interrupted for 5-year survey	DODI		0	late June 2009	mid Aug. 2009
		Brazil	Future Contract	Petrobras	five-year term plus potential 10% bonus	mid 240’s	early Oct. 2009	early Oct. 2014
Ocean Winner	3,500’	Brazil	Current Contract	Petrobras	four-year term extension plus potential 5% bonus	low 110’s	mid March 2006	mid March 2010
		Brazil	Future Contract	Petrobras	five-year term extension plus potential 10% bonus	low 270’s	mid March 2010	mid March 2015
Ocean Worker	3,500’	Brazil	Current	DODI	prep., plus acceptance testing	0	late July 2008	late Jan. 2009
		Brazil	Future Contract	Petrobras	six-year term plus potential 10% bonus	low 270’s	late Jan. 2009	late Jan. 2015
Ocean Alliance	5,000’	Brazil	Future Contract	Petrobras	resume four-year extension plus 20% potential bonus	mid 150’s	early Jan. 2009	late Nov. 2009
		Brazil	Future Contract	Petrobras	six-year term extension plus potential 15% bonus	low 340’s	late Nov. 2009	late Nov. 2015
International Drillship (1)
Ocean Clipper	7,000’	Brazil	Current Contract	Petrobras	five-year extension plus potential 5% bonus	low 180’s	mid Dec. 2005	mid Dec. 2010

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
January 6, 2009

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
International Jack-ups (8)
Ocean Columbia	250’ IC	Mexico	Current Contract	Pemex	1 1/2-year term	mid 120’s	late Jan. 2008	mid June 2009
		Mexico	Intermediate Survey	DODI		0	mid June 2009	early July 2009
Ocean Nugget	300’ IC	Mexico	Current Contract	Pemex	term contract	upper 160’s	early Oct. 2006	late March 2009
Ocean King	300’ IC	Croatia	Current Contract	CROSCO	two-year bareboat charter	upper 100’s	mid Nov. 2007	early Nov. 2009
Ocean Sovereign	300’ IC	Singapore	Intermediate Survey & upgrade	DODI		0	late Dec. 2008	mid Feb. 2009
		Indonesia	Future Contract	Kodeco	15-month extension + unpriced option	mid 140’s	mid Feb. 2009	mid April 2010
Ocean Heritage	300’ IC	Gulf of Suez	Current Contract	IPR	seven-month term	mid 110’s	mid July 2008	late Jan. 2009
Ocean Spur	300’ IC	Egypt	Current Contract	WEPCO	one-year term	low 140’s	mid Aug. 2008	late Aug. 2009
Ocean Shield	350’ IC	Singapore	Current Contract	ENI	equipment loadout then mobe to Australia followed by term	0	late Dec. 2008	late Jan. 2009
		Australia	Future Contract	ENI	term	mid 260’s	late Jan. 2009	early Jan. 2010
Ocean Scepter	350’ IC	Argentina	Current Contract	Enap Sipetrol/YPF	300-day term contract + unpriced option	high 190’s	late Sept. 2008	late July 2009

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
January 6, 2009

						Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Upgrade (1)
Ocean Monarch	10,000	mobe GOM	Current	DODI	mobe to GOM and prep for contract	0	mid Dec. 2008	early March 2009
		GOM	Future Contract	Anadarko	four-year term + unpriced option	high 420’s	early March 2009	early March 2013

NOTES:	Generally, rig utilization rates approach 95-98% during contracted periods; however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors. An LOI is subject to customary conditions, including the execution of a definitive agreement and as such may not result in a binding contract. Options are un-priced and any extension of contract is subject to mutually agreeable terms & conditions unless otherwise indicated. Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract. GOM = Gulf of Mexico.
Cost/Revenue Footnote: Contract Drilling Expenses applies to contract drilling expenses ONLY and does not include Reimbursable Expenses
On rig utilization, assume 95% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups.
Forward-Looking Statements: The rig status report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, start and end dates and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.